Prepayment and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayment and Other Current Assets
Loan receivables, net	¥ 79,729		¥ 65,937
Prepayments for services	30,214		25,711
Interest receivable	20,938		14,814
Prepaid rental and other deposits	18,013		6,738
Deductible VAT	10,524		5,362
Prepayments to inventory suppliers	6,329		5,945
Others	6,027		2,382
Total	¥ 171,774	$ 24,194	¥ 126,889